EXHIBIT 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT
INSIGHT ENTERPRISES, INC. REPORTS
THIRD QUARTER RESULTS

Continued strong financial performance and sustained broad-based growth
Insight raises full-year 2026 outlook
CHANDLER, AZ – November 5, 2026 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported financial results for the quarter ended September 30, 2026. Highlights include:

•Consolidated net sales increased 22% year over year
•Gross profit increased 20% year over year to $523.2 million and gross margin contracted 30 basis points to 21.4%
•Consolidated net earnings decreased 57% year to year to $22.2 million
•Adjusted consolidated net earnings increased 28% year over year to $107.3 million
•Adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) increased 22% year over year to $177.4 million
•Diluted earnings per share of $0.74 decreased 54% year to year
•Adjusted diluted earnings per share of $3.59 increased 34% year over year
•Cash flows provided by operating activities were $128.4 million
In the third quarter of 2026, net sales increased 22%, year over year, to $2.4 billion, and gross profit increased 20%, year over year, to $523.2 million. Gross margin contracted 30 basis points compared to the third quarter of 2025 to 21.4%. Selling and administrative expenses increased 29%, year over year, while Adjusted selling and administrative expenses increased 19%, year over year. The increase in selling and administrative expenses primarily reflects higher earnout valuation adjustments, increased variable compensation expense associated with stronger performance of the business, and increased expenses associated with acquisitions completed in the fourth quarter of 2025, which were not present in the comparable prior-year period. Earnings from operations of $68.7 million, or 2.8% of net sales, decreased 26% compared to $93.1 million in the third quarter of 2025. The decrease in earnings from operations was primarily attributable to higher earnout valuation adjustments compared to the prior-year period, as well as higher severance and restructuring costs in the current period, including costs associated with the Company’s voluntary separation program initiated in the third quarter of 2026. Adjusted earnings from operations of $166.9 million, or 6.8% of net sales, increased 23% year over year compared to $135.3 million in the third quarter of 2025. Consolidated net earnings were $22.2 million, or 0.9% of net sales, in the third quarter of 2026, down 57% year to year compared to $50.9 million in the third quarter of 2025. Adjusted consolidated net earnings were $107.3 million, or 4.4% of net sales, in the third quarter of 2026, up 28% year over year compared to $84.1 million in the third quarter of 2025. Diluted earnings per share for the quarter was $0.74, down 54% year to year, and Adjusted diluted earnings per share was $3.59, up 34% year over year.

“We delivered another strong quarter, with broad-based momentum across our business. Gross profit increased 20%, adjusted earnings from operations grew 23%, and adjusted diluted earnings per share increased 34%,” stated Jack Azagury, President and Chief Executive Officer. “We continue to see strong performance in our strategic growth priorities, with infrastructure hardware gross profit increasing more than 50% and more than 20% gross profit growth across Cloud and Insight Core Services,” Azagury added.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

KEY HIGHLIGHTS
Results for the Quarter:
•Consolidated net sales for the third quarter of 2026 of $2.4 billion increased 22%, year over year, when compared to the third quarter of 2025. Product net sales increased 22%, year over year, and services net sales increased 20%, year over year. Software product net sales decreased 3%, year to year, while hardware product net sales increased 32%, year over year.
•Net sales in North America increased 22%, year over year, to $2.0 billion;
◦Product net sales increased 24%, year over year, to $1.6 billion;
◦Services net sales increased 15%, year over year, to $364.7 million;
•Net sales in EMEA increased 6%, year over year, to $338.0 million; and
•Net sales in APAC increased 104%, year over year, to $120.0 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 22%, year over year, with increases in net sales in APAC, North America and EMEA of 93%, 22% and 7%, respectively, year over year.
•Consolidated gross profit increased 20% compared to the third quarter of 2025 to $523.2 million, with consolidated gross margin contracting 30 basis points to 21.4% of net sales. Product gross profit increased 17%, year over year, and services gross profit increased 23%, year over year. Cloud gross profit increased 26%, year over year, and Insight Core services gross profit increased 21%, year over year. By segment, gross profit:
•Increased 15% in North America, year over year, to $393.6 million (19.8% gross margin);
•Increased 22% in EMEA, year over year, to $90.5 million (26.8% gross margin); and
•Increased 121% in APAC, year over year, to $39.0 million (32.5% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 20%, year over year, with gross profit growth in APAC, EMEA and North America of 109%, 23% and 15%, respectively, year over year.
•Consolidated earnings from operations decreased 26% compared to the third quarter of 2025 to $68.7 million, or 2.8% of net sales. By segment, earnings from operations:
•Increased 1% in North America, year over year, to $84.1 million, or 4.2% of net sales;
•Increased 53% in EMEA, year over year, to $6.9 million, or 2.0% of net sales; and
•Decreased by more than 100% in APAC, year to year, to a loss of $22.3 million, or (18.6)% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations decreased 26%, year to year, with increases in earnings from operations in EMEA and North America of 55% and 1%, respectively, year over year, partially offset by a decrease in APAC of more than 100%, year to year.
•Adjusted earnings from operations increased 23% compared to the third quarter of 2025 to $166.9 million, or 6.8% of net sales. By segment, Adjusted earnings from operations:
•Increased 13% in North America, year over year, to $132.0 million, or 6.7% of net sales;
•Increased 52% in EMEA, year over year, to $18.4 million, or 5.5% of net sales; and
•Increased 156% in APAC, year over year, to $16.5 million, or 13.7% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, Adjusted consolidated earnings from operations increased 23%, with increases in Adjusted earnings from operations in APAC, EMEA and North America of 148%, 53% and 13%, respectively, year over year.
•Consolidated net earnings and diluted earnings per share for the third quarter of 2026 were $22.2 million and $0.74, respectively, at an effective tax rate of 49.9%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for the third quarter of 2026 were $107.3 million and $3.59, respectively. Excluding the effects of fluctuating foreign currency exchange rates, Adjusted diluted earnings per share increased 36%, year over year.
In discussing financial results for the three and nine months ended September 30, 2026 and 2025 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”). When referring to non-GAAP measures, the Company refers to them as “Adjusted.” See “Use of Non-GAAP Financial Measures” for additional information. A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.
In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. The performance measures excluding the effects of fluctuating foreign currency exchange rates should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.
The tax effects of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.
GUIDANCE
For the full year 2026, we are raising our gross profit growth expectations to be between 12.5% to 14.0% and expect gross margin to be approximately 21.5%. We now expect our Adjusted diluted earnings per share to be between $13.55 and $13.75. This represents approximately 27% growth at the midpoint of $13.65 compared to our full year 2025 Adjusted diluted earnings per share of $10.75.
This outlook assumes:
•interest and other expenses of approximately $95 million;
•an effective tax rate of approximately 25.5% for the full year;
•capital expenditures between approximately $20 million and $30 million;
•an average share count for the full year of approximately 30.0 million shares.
This outlook excludes acquisition-related intangibles amortization expense of approximately $83.4 million, excludes non-cash stock-based compensation expense and assumes no acquisition or integration related expenses, transformation or severance and restructuring expenses, net, no significant change in our debt instruments, and no significant change in the macroeconomic environment, whether due to tariffs or otherwise. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP Adjusted diluted earnings per share for the full year 2026 forecast.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live webcast today at 9:00 a.m. ET to discuss third quarter 2026 results of operations. A live webcast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the webcast will be available on the Company’s web site for a limited time following the call. To access the live conference call, please register in advance using the event link on the Company's web site. Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses, net on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. Transformation costs represent costs we are incurring to transform our business to help us achieve our strategic objectives including becoming a leading solutions integrator. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. Adjusted net earnings and Adjusted diluted earnings per share also exclude a net loss on revaluation of warrant settlement liabilities, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes (the “Convertible Notes”), which matured in February 2025, as applicable. Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs, (viii) certain acquisition and integration related

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses, net on long lived real estate assets held for sale, (xii) stock-based compensation expense and (xiii) certain third-party data center service outage related expenses and recoveries, as applicable. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, (viii) impairment losses, net on long lived real estate assets held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable.
These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	change	2026	2025	change
Insight Enterprises, Inc.
Net sales:
Products	$1,929,575	$1,577,772	22%	$5,481,730	$4,950,862	11%
Services	$511,935	$426,073	20%	$1,487,263	$1,248,021	19%
Total net sales	$2,441,510	$2,003,845	22%	$6,968,993	$6,198,883	12%
Gross profit	$523,203	$434,195	20%	$1,506,956	$1,282,999	17%
Gross margin	21.4%	21.7%	(30) bps	21.6%	20.7%	90 bps
Selling and administrative expenses	$428,619	$332,907	29%	$1,197,177	$1,024,394	17%
Severance and restructuring expenses, net	$25,660	$5,390	> 100%	$37,940	$15,821	> 100%
Acquisition and integration related expenses	$233	$2,831	(92%)	$499	$3,082	(84%)
Earnings from operations	$68,691	$93,067	(26%)	$271,340	$239,702	13%
Net earnings	$22,161	$50,947	(57%)	$129,739	$105,393	23%
Diluted earnings per share	$0.74	$1.62	(54%)	$4.28	$3.22	33%

Sales Mix			**			**
Hardware	62%	57%	32%	60%	56%	20%
Software	17%	22%	(3%)	19%	24%	(11%)
Services	21%	21%	20%	21%	20%	19%
	100%	100%	22%	100%	100%	12%

North America
Net sales:
Products	$1,618,749	$1,308,045	24%	$4,538,217	$4,085,684	11%
Services	$364,712	$317,257	15%	$1,066,712	$924,565	15%
Total net sales	$1,983,461	$1,625,302	22%	$5,604,929	$5,010,249	12%
Gross profit	$393,643	$342,263	15%	$1,144,676	$1,003,407	14%
Gross margin	19.8%	21.1%	(130) bps	20.4%	20.0%	40 bps
Selling and administrative expenses	$291,280	$253,665	15%	$856,654	$789,386	9%
Severance and restructuring expenses, net	$18,219	$3,069	> 100%	$24,908	$8,734	> 100%
Acquisition and integration related expenses	$21	$1,898	(99%)	$210	$2,144	(90%)
Earnings from operations	$84,123	$83,631	1%	$262,904	$203,143	29%

Sales Mix			**			**
Hardware	67%	63%	30%	66%	62%	19%
Software	15%	18%	—%	15%	20%	(14%)
Services	18%	19%	15%	19%	18%	15%
	100%	100%	22%	100%	100%	12%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE (CONTINUED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	change	2026	2025	change
EMEA
Net sales:
Products	$241,373	$237,748	2%	$797,764	$765,238	4%
Services	$96,640	$82,010	18%	$288,294	$245,962	17%
Total net sales	$338,013	$319,758	6%	$1,086,058	$1,011,200	7%
Gross profit	$90,527	$74,234	22%	$270,756	$228,595	18%
Gross margin	26.8%	23.2%	360 bps	24.9%	22.6%	230 bps
Selling and administrative expenses	$76,533	$67,601	13%	$235,534	$201,139	17%
Severance and restructuring expenses, net	$7,124	$2,146	> 100%	$12,274	$6,802	80%
Acquisition and integration related expenses	$—	$—	*	$(16)	$—	*
Earnings from operations	$6,870	$4,487	53%	$22,964	$20,654	11%

Sales Mix			**			**
Hardware	37%	35%	12%	37%	35%	14%
Software	34%	39%	(8%)	37%	41%	(4%)
Services	29%	26%	18%	26%	24%	17%
	100%	100%	6%	100%	100%	7%

APAC
Net sales:
Products	$69,453	$31,979	117%	$145,749	$99,940	46%
Services	$50,583	$26,806	89%	$132,257	$77,494	71%
Total net sales	$120,036	$58,785	104%	$278,006	$177,434	57%
Gross profit	$39,033	$17,698	121%	$91,524	$50,997	79%
Gross margin	32.5%	30.1%	240 bps	32.9%	28.7%	420 bps
Selling and administrative expenses	$60,806	$11,641	> 100%	$104,989	$33,869	> 100%
Severance and restructuring expenses, net	$317	$175	81%	$758	$285	> 100%
Acquisition and integration related expenses	$212	$933	(77%)	$305	$938	(67%)
Earnings from operations	$(22,302)	$4,949	< (100%)	$(14,528)	$15,905	< (100%)

Sales Mix			**			**
Hardware	42%	19%	354%	28%	15%	204%
Software	16%	35%	(8%)	24%	41%	(10%)
Services	42%	46%	89%	48%	44%	71%
	100%	100%	104%	100%	100%	57%
*    Percentage change not considered meaningful
**    Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call, webcast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those related to the impact of inflation and higher interest rates, the Company’s future financial performance and results of operations, including gross profit, Adjusted diluted earnings per share, gross margin, and Adjusted selling and administrative expenses, as well as the Company’s other key performance indicators, the Company’s anticipated effective tax rate, interest and other expenses, capital expenditures, and expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding supply constraints, future trends in the IT market, the effects of tariffs and trade policies, and the Company’s business strategy and strategic initiatives, all of which are inherently subject to risks and uncertainties, and some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC:
•actions of our competitors, including manufacturers and publishers of products we sell;
•our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can and do change significantly in the amounts made available and in the requirements year over year;
•our ability to keep pace with rapidly evolving technological advances including generative and agentic artificial intelligence (“AI”) and the evolving competitive marketplace;
•general economic conditions, economic uncertainties and changes in geopolitical conditions, including the possibility of a recession or a decline in market activity related to tariffs and trade policies, international conflicts including the war in Iran, or otherwise;
•changes in the IT industry and/or rapid changes in technology;
•our ability to provide high quality services to our clients;
•our reliance on independent shipping companies;
•the risks associated with our international operations including our expansion into the Middle East;
•supply constraints for products;
•natural disasters or other adverse occurrences, including public health issues such as pandemics or epidemics;
•disruptions in our IT systems and voice and data networks;
•cyberattacks, outages, or third-party breaches of data privacy as well as related breaches of government regulations;
•intellectual property infringement claims and challenges to our copyrights, patents, trademarks and trade names;
•potential liability and competitive risk based on the development, adoption, and use of generative and agentic AI;
•legal proceedings, client audits and failure to comply with laws and regulations;
•risks of termination, delays in payment, audits and investigations related to our public sector contracts;
•exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•our potential to draw down a substantial amount of indebtedness;
•increased debt and interest expense and the possibility of decreased availability of funds under our financing facilities;
•possible significant fluctuations in our future operating results as well as seasonality and variability in client demands;
•potential contractual disputes or collection matters with our clients and third-party suppliers;
•our dependence on certain key personnel, our ability to attract, train and retain skilled teammates and our ability to manage the business during the transition of our new Chief Executive Officer;
•risks associated with the integration and operation of acquired businesses, including achievement of expected synergies and benefits; and
•future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC. Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACT:	JAMES MORGADO
CHIEF FINANCIAL OFFICER
TEL. 480.333.3251
EMAIL james.morgado@insight.com

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales:
Products	$1,929,575	$1,577,772	$5,481,730	$4,950,862
Services	511,935	426,073	1,487,263	1,248,021
Total net sales	2,441,510	2,003,845	6,968,993	6,198,883
Costs of goods sold:
Products	1,728,548	1,405,321	4,908,432	4,417,924
Services	189,759	164,329	553,605	497,960
Total costs of goods sold	1,918,307	1,569,650	5,462,037	4,915,884
Gross profit:
Products	201,027	172,451	573,298	532,938
Services	322,176	261,744	933,658	750,061
Gross profit	523,203	434,195	1,506,956	1,282,999
Operating expenses:
Selling and administrative expenses	428,619	332,907	1,197,177	1,024,394
Severance and restructuring expenses, net	25,660	5,390	37,940	15,821
Acquisition and integration related expenses	233	2,831	499	3,082
Earnings from operations	68,691	93,067	271,340	239,702
Non-operating expense (income):
Interest expense, net	25,123	23,297	73,165	61,274
Other (income) expense, net	(674)	(888)	(1,878)	24,594
Earnings before income taxes	44,242	70,658	200,053	153,834
Income tax expense	22,081	19,711	70,314	48,441
Net earnings	$22,161	$50,947	$129,739	$105,393

Net earnings per share:
Basic	$0.76	$1.62	$4.32	$3.33
Diluted	$0.74	$1.62	$4.28	$3.22

Shares used in per share calculations:
Basic	29,286	31,369	30,035	31,663
Diluted	29,844	31,536	30,291	32,780

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In THOUSANDS)
(UNAUDITED)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$397,711	$358,020
Accounts receivable, net	7,383,646	5,516,984
Inventories	267,240	160,648
Contract assets, net	65,939	65,745
Other current assets	256,446	260,990
Total current assets	8,370,982	6,362,387

Long-term contract assets, net	35,115	53,176
Property and equipment, net	187,910	188,449
Goodwill	1,168,875	1,169,734
Intangible assets, net	363,300	426,237
Long-term accounts receivable, net	778,967	763,923
Other assets	124,045	123,466
	$11,029,194	$9,087,372

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$5,890,942	$4,263,796
Accounts payable – inventory financing facilities	243,270	225,035
Accrued expenses and other current liabilities	871,467	615,464
Current portion of long-term debt	—	8
Total current liabilities	7,005,679	5,104,303

Long-term debt	1,498,886	1,361,327
Deferred income taxes	69,488	70,715
Long-term accounts payable	692,980	715,494
Other liabilities	194,135	186,659
	9,461,168	7,438,498
Stockholders’ equity:
Preferred stock	—	—
Common stock	290	310
Additional paid-in capital	180,419	164,560
Retained earnings	1,436,846	1,520,404
Accumulated other comprehensive loss – foreign currency translation adjustments	(49,529)	(36,400)
Total stockholders’ equity	1,568,026	1,648,874
	$11,029,194	$9,087,372

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net earnings	$129,739	$105,393
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	85,888	77,971
Provision for losses on accounts receivable	14,866	6,743
Provision for losses on contract assets	3,516	3,917
Non-cash stock-based compensation	31,079	26,765
Net change on revaluation of earnout liabilities	64,164	19,184
Deferred income taxes	3,270	5,081
Net loss on revaluation of warrant settlement liabilities	—	25,069
Earnout payments in excess of acquisition date fair value	(27,835)	(25,451)
Impairment loss on long lived real estate asset	1,753	12,588
Amortization of debt issuance costs	3,362	3,422
Other adjustments	5	(1,123)
Changes in assets and liabilities:
Increase in accounts receivable	(1,944,293)	(1,181,587)
Increase in inventories	(110,501)	(25,379)
Decrease in contract assets	14,448	42,549
(Increase) decrease in long-term accounts receivable	(17,523)	93,903
Decrease (increase) in other assets	2,472	(20,845)
Increase in accounts payable	1,680,390	1,100,776
Decrease in long-term accounts payable	(20,261)	(99,222)
Increase (decrease) in accrued expenses and other liabilities	234,010	(19,697)
Net cash provided by operating activities:	148,549	150,057
Cash flows from investing activities:
Proceeds from sale of assets	8,265	—
Purchases of property and equipment	(21,012)	(17,551)
Net cash used in investing activities:	(12,747)	(17,551)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	5,355,820	4,823,236
Repayments on ABL revolving credit facility	(5,216,713)	(3,971,067)
Warrants settlement	—	(221,968)
Repayment of principal on the Convertible Notes	—	(333,091)
Net borrowings under inventory financing facilities	18,829	21,859
Payment of debt issuance costs	(446)	—
Repurchases of common stock	(225,032)	(151,118)
Earnout and acquisition related payments	(17,161)	(20,204)
Other payments	(2,600)	(11,126)
Net cash (used in) provided by financing activities:	(87,303)	136,521
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(8,398)	18,953
Increase in cash, cash equivalents and restricted cash	40,101	287,980
Cash, cash equivalents and restricted cash at beginning of period	360,777	261,467
Cash, cash equivalents and restricted cash at end of period	$400,878	$549,447

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$68,691	$93,067	$271,340	$239,702
Amortization of intangible assets	20,931	18,678	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	64,174	19,164
Transformation costs	952	2,929	17,286	11,204
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Severance and restructuring expenses, net	25,660	5,390	37,940	15,821
Acquisition and integration related expenses	233	2,831	499	3,082
Stock-based compensation expense	11,768	8,856	31,079	26,765
Other*	391	(247)	1,614	308
Adjusted non-GAAP consolidated EFO	$166,941	$135,304	$488,720	$384,528

GAAP EFO as a percentage of net sales	2.8%	4.6%	3.9%	3.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.8%	6.8%	7.0%	6.2%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$22,161	$50,947	$129,739	$105,393
Amortization of intangible assets	20,931	18,678	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	64,174	19,164
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069
Transformation costs	952	2,929	17,286	11,204
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Severance and restructuring expenses, net	25,660	5,390	37,940	15,821
Acquisition and integration related expenses	233	2,831	499	3,082
Stock-based compensation expense	11,768	8,856	31,079	26,765
Other*	391	(247)	1,614	308
Income taxes on non-GAAP adjustments	(13,128)	(9,123)	(34,512)	(30,059)
Adjusted non-GAAP consolidated net earnings	$107,283	$84,061	$312,607	$245,229

GAAP net earnings as a percentage of net sales	0.9%	2.5%	1.9%	1.7%
Adjusted non-GAAP net earnings as a percentage of net sales	4.4%	4.2%	4.5%	4.0%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$0.74	$1.62	$4.28	$3.22
Amortization of intangible assets	0.70	0.59	2.08	1.71
Change in fair value of earnout liabilities	1.29	0.12	2.12	0.58
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.76
Transformation costs	0.03	0.09	0.57	0.34
Impairment loss, net on a long lived real estate asset held for sale	(0.01)	—	0.06	0.38
Severance and restructuring expenses, net	0.86	0.17	1.25	0.48
Acquisition and integration related expenses	0.01	0.09	0.02	0.09
Stock-based compensation expense	0.39	0.28	1.03	0.82
Other*	0.02	—	0.05	0.01
Income taxes on non-GAAP adjustments	(0.44)	(0.29)	(1.14)	(0.92)
Impact of benefit from note hedge	—	—	—	0.15
Adjusted non-GAAP diluted EPS	$3.59	$2.67	$10.32	$7.62

Shares used in diluted EPS calculation	29,844	31,536	30,291	32,780
Impact of benefit from note hedge	—	—	—	(577)
Shares used in Adjusted non-GAAP diluted EPS calculation	29,844	31,536	30,291	32,203

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$84,123	$83,631	$262,904	$203,143
Amortization of intangible assets	18,635	16,806	55,933	50,427
Change in fair value of earnout liabilities	1,720	3,800	22,800	15,701
Transformation costs	(640)	908	9,028	6,696
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Severance and restructuring expenses, net	18,219	3,069	24,908	8,734
Acquisition and integration related expenses	21	1,898	210	2,144
Stock-based compensation expense	9,820	6,847	24,312	20,788
Other*	391	(247)	1,614	308
Adjusted non-GAAP EFO from North America segment	$132,009	$116,712	$403,462	$320,529

GAAP EFO as a percentage of net sales	4.2%	5.1%	4.7%	4.1%
Adjusted non-GAAP EFO as a percentage of net sales	6.7%	7.2%	7.2%	6.4%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$6,870	$4,487	$22,964	$20,654
Amortization of intangible assets	1,711	1,872	5,327	5,467
Change in fair value of earnout liabilities	—	—	—	3,463
Transformation costs	1,428	2,021	8,062	4,508
Severance and restructuring expenses, net	7,124	2,146	12,274	6,802
Acquisition and integration related expenses	—	—	(16)	—
Stock-based compensation expense	1,304	1,627	5,170	4,849
Adjusted non-GAAP EFO from EMEA segment	$18,437	$12,153	$53,781	$45,743

GAAP EFO as a percentage of net sales	2.0%	1.4%	2.1%	2.0%
Adjusted non-GAAP EFO as a percentage of net sales	5.5%	3.8%	5.0%	4.5%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$(22,302)	$4,949	$(14,528)	$15,905
Amortization of intangible assets	585	—	1,775	—
Change in fair value of earnout liabilities	36,875	—	41,374	—
Transformation costs	164	—	196	—
Severance and restructuring expenses, net	317	175	758	285
Acquisition and integration related expenses	212	933	305	938
Stock-based compensation expense	644	382	1,597	1,128
Adjusted non-GAAP EFO from APAC segment	$16,495	$6,439	$31,477	$18,256

GAAP EFO as a percentage of net sales	(18.6%)	8.4%	(5.2%)	9.0%
Adjusted non-GAAP EFO as a percentage of net sales	13.7%	11.0%	11.3%	10.3%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted EBITDA:
GAAP consolidated net earnings	$22,161	$50,947	$129,739	$105,393
Interest expense	27,264	25,387	79,461	67,419
Income tax expense	22,081	19,711	70,314	48,441
Depreciation and amortization of property and equipment	7,624	7,582	22,853	22,077
Amortization of intangible assets	20,931	18,678	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	64,174	19,164
Net loss on revaluation of warrant settlement liability	—	—	—	25,069
Transformation costs	952	2,929	17,286	11,204
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Severance and restructuring expenses, net	25,660	5,390	37,940	15,821
Acquisition and integration related expenses	233	2,831	499	3,082
Stock-based compensation expense	11,768	8,856	31,079	26,765
Other*	391	(247)	1,614	308
Adjusted non-GAAP EBITDA	$177,380	$145,864	$519,747	$413,225

GAAP consolidated net earnings as a percentage of net sales	0.9%	2.5%	1.9%	1.7%
Adjusted non-GAAP EBITDA as a percentage of net sales	7.3%	7.3%	7.5%	6.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted Consolidated Selling and Administrative Expenses:
GAAP selling and administrative expenses	$428,619	$332,907	$1,197,177	$1,024,394
Less: Change in fair value of earnout liabilities	38,595	3,800	64,174	19,164
Amortization of intangible assets	20,931	18,678	63,035	55,894
Transformation costs	952	2,929	17,286	11,204
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Stock-based compensation expense	11,768	8,856	31,079	26,765
Other*	391	(247)	1,614	308
Adjusted non-GAAP selling and administrative expenses	$356,262	$298,891	$1,018,236	$898,471

GAAP selling and administrative expenses as a percentage of net sales	17.6%	16.7%	17.2%	16.5%
Adjusted non-GAAP selling and administrative expenses as a percentage of net sales	14.6%	14.9%	14.6%	14.5%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

*
Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026.

	Twelve Months Ended September 30,
	2026	2025
Adjusted return on invested capital:
GAAP consolidated EFO	$366,561	$304,376
Amortization of intangible assets	83,909	74,491
Change in fair value of earnout liabilities	70,313	41,964
Transformation costs	19,165	16,592
Impairment loss on a long lived real estate asset held for sale	1,753	12,588
Severance and restructuring expenses, net	59,250	31,788
Acquisition and integration related expenses	984	3,592
Stock-based compensation expense	38,052	34,520
Other[5]	1,931	1,785
Adjusted non-GAAP consolidated EFO	641,918	521,696
Income tax expense[1]	166,899	135,641
Adjusted non-GAAP consolidated EFO, net of tax	$475,019	$386,055
Average stockholders’ equity[2]	$1,601,051	$1,662,814
Average debt[2]	1,439,397	1,125,950
Average cash[2]	(421,371)	(350,937)
Invested Capital	$2,619,077	$2,437,827

Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	10.36%	9.24%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	18.14%	15.84%
1 Assumed tax rate of 26.0%.
2 Average of previous five quarters.
3 Computed as GAAP consolidated EFO, net of tax of $95,306 and $79,138 for the twelve months ended September 30, 2026 and 2025, respectively, divided by invested capital.
4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.
5 Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.6 million for the twelve months ended September 30, 2026 and 2025, respectively. Net expenses related to third-party data center service outages were $1.2 million for the twelve months ended September 30, 2025 with no comparable activity in the twelve months ended September 30, 2026.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958